Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill [Abstract]
GOODWILL

11. GOODWILL

The changes in the carrying amount of goodwill for the years ended December 31, 2024 and 2025 were as follows:

	Hotel Business	Da Niang Business	Total
	RMB	RMB	RMB
Balance as of January 1, 2024	29,583,468	147,499,000	177,082,468
Impairment	-	(81,008,000)	(81,008,000)
Balance as of December 31, 2024	29,583,468	66,491,000	96,074,468
Impairment	-	(66,491,000)	(66,491,000)
Disposal of subsidiaries	(3,862,206)	-	(3,862,206)
Balance as of December 31, 2025	25,721,262	-	25,721,262
Balance as of December 31, 2025 (USD)	3,678,092	-	3,678,092

Due to strategic optimization of leased-and-operated restaurants closures for varying reasons, the Group recognized impairment loss of RMB 66,491,000 (USD 9,508,087) for the year ended December 31, 2025, to the goodwill associated with Da Niang Business in restaurant business segment. The fair value of this reporting unit has been determined using the discounted cash flow approach with the assistance of a third-party valuer. The significant assumption used to estimate the fair value of Da Niang business reporting unit included projected revenue and discount rate, which were classified as level 3 inputs under the fair value hierarchy and involve considerable management judgements. The Group recognized RMB 81,008,000 and nil of impairment loss for the years ended 2024 and 2023, respectively.